Exhibit 99.1

EARNINGS RELEASE

CONTACT

Rob Anderson

Chief Financial Officer and Chief Administrative Officer

(615) 732-6470

CAPSTAR FINANCIAL HOLDINGS, INC. ANNOUNCES FOURTH QUARTER 2017 RESULTS

NASHVILLE, TN, January 25, 2018/GlobeNewswire/ -- CapStar Financial Holdings, Inc. (“CapStar”) (NASDAQ:CSTR) reported unaudited net income of $91,000, or $0.01 per share on a fully diluted basis, for the three months ended December 31, 2017.  As a result of the Tax Cuts and Jobs Act of 2017 that was signed into law last month, CapStar revalued its net deferred tax asset position. CapStar currently expects that the revaluation will result in a one-time, non-cash charge of approximately $3.6 million, or $0.27 per share on a fully diluted basis.  Reconciliations of non-GAAP measures are provided in the tables that follow.  Adjusted net income was $3.7 million, or $0.28 per share on a fully diluted basis for the three months ended December 31, 2017, compared to net income of $2.9 million, or $0.23 per share on a fully diluted basis, for the three months ended December 31, 2016.

“We remain focused on delivering consistent financial results for our shareholders through sound, profitable growth,” said Claire W. Tucker, CapStar’s president and chief executive officer. “The recent addition of a SBA team is intended to augment financial results by expanding market penetration and enhancing fee income.”

Soundness

•	The allowance for loan losses represented 1.45% of total loans at December 31, 2017 compared to 1.24% at December 31, 2016.

•	Non-performing assets as a percentage of total loans and other real estate owned was 0.28% at December 31, 2017 compared to 0.39% at December 31, 2016.

•	Annualized net charge-offs (recoveries) to average loans was 0.15% for the three months ended December 31, 2017 compared to (0.02%) for the same period in 2016.

•	The total risk based capital ratio was 12.50% at December 31, 2017 compared to 12.60% at December 31, 2016.

Profitability

•	Return on average assets ("ROAA") for the three months ended December 31, 2017 was 0.03% compared to 0.88% for the same period in 2016.
o	Adjusting for the impact for tax reform, our adjusted ROAA was 1.09%.

•	The net interest margin (“NIM”) for the three months ended December 31, 2017 was 3.26% compared to 3.17% for the same period in 2016.

•	The efficiency ratio for the three months ended December 31, 2017 was 65.6% compared to 65.8% for the same period in 2016.

Growth

•	Average demand deposits for the quarter ended December 31, 2017 increased 29.5%, to $253.6 million, compared to $195.9 million for the same period in 2016.

•	Average gross loans for the quarter ended December 31, 2017 increased 1.9%, to $956.4 million, compared to $938.9 million for the same period in 2016.

•	Average total assets for the quarter ended December 31, 2017 increased 0.4%, to $1.33 billion, compared to $1.32 billion for the same period in 2016.

“Although 2017 presented some challenges, there are many positives that have us excited about our prospects for 2018,” said Rob Anderson, chief financial officer and chief administrative officer of CapStar.  “Banking is a relationship business, and our bankers continue to have success growing core relationships, as over half of our deposit book is now in DDA or NOW checking accounts.  In addition, our treasury management and other deposit service charges increased 38% over prior year.”

Conference Call and Webcast Information

CapStar will host a conference call and webcast at 8:30 a.m. Central Time on Friday, January 26, 2018.  During the call, management will review the fourth quarter results and operational highlights.  Interested parties may listen to the call by dialing (844) 412-1002.  The conference ID number is 8989947.  A simultaneous webcast may be accessed on CapStar’s website at ir.capstarbank.com by clicking on “News & Events”.  An archived version of the webcast will be available in the same location shortly after the live call has ended.

About CapStar Financial Holdings, Inc.

CapStar Financial Holdings, Inc. is a bank holding company headquartered in Nashville, Tennessee, and operates primarily through its wholly owned subsidiary, CapStar Bank, a Tennessee-chartered state bank.  CapStar Bank is a commercial bank that seeks to establish and maintain comprehensive relationships with its clients by delivering customized and creative banking solutions and superior client service.  As of December 31, 2017, on a consolidated basis, CapStar had total assets of $1.3 billion, gross loans of $947.5 million, total deposits of $1.1 billion, and shareholders’ equity of $146.9 million.  Visit www.capstarbank.com for more information.

Forward-Looking Statements

Certain statements in this earnings release are forward-looking statements that reflect CapStar’s current views with respect to, among other things, future events and CapStar’s financial and operational performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “aspire,” “achieve,” “estimate,” “intend,” “plan,” “project,” “projection,” “forecast,” “roadmap,” “goal,” “guidance”, “target,” “would,” and “outlook,” or the negative version of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about CapStar’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond CapStar’s control. The inclusion of these forward-looking statements should not be regarded as a representation by CapStar or any other person that such expectations, estimates and projections will be achieved. Accordingly, CapStar cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although CapStar believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause CapStar’s actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, any factors identified in this earnings release as well as those factors that are detailed from time to time in CapStar’s periodic and current reports filed with the Securities and Exchange Commission, including those factors included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 under the headings “Item 1A. Risk Factors” and “Cautionary Note Regarding Forward Looking

Statements” and in the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.  If one or more events related to these or other risks or uncertainties materialize, or if CapStar’s underlying assumptions prove to be incorrect, actual results may differ materially from our forward-looking statements. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this earnings release, and CapStar does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for CapStar to predict their occurrence or how they will affect CapStar.

Non-GAAP Disclaimer

This earnings release includes the following financial measures that were prepared other than in accordance with generally accepted accounting principles in the United States (“non-GAAP financial measure”): adjusted net income, adjusted diluted net income per share, adjusted return on average assets, adjusted return on average tangible common equity and tangible book value per share. These non-GAAP financial measures (i) provide useful information to management and investors that is supplementary to CapStar’s financial condition, results of operations and cash flows computed in accordance with GAAP, (ii) enable a more complete understanding of factors and trends affecting CapStar’s business, and (iii) allow investors to evaluate CapStar’s performance in a manner similar to management, the financial services industry, bank stock analysts and bank regulators; however, CapStar acknowledges that these non-GAAP financial measures have a number of limitations.  As such, you should not view these non-GAAP financial measures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP financial measures that other companies use.  See below for a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Consolidated Statements of Income (unaudited) (dollars in thousands, except share data)

Fourth Quarter 2017 Earnings Release

	Three Months Ended		Year Ended
	December 31,		December 31,
	2017	2016	2017	2016
Interest income:
Loans, including fees	$11,666	$10,681	$45,601	$40,213
Securities:
Taxable	855	852	3,682	3,448
Tax-exempt	300	317	1,244	1,158
Federal funds sold	15	7	41	19
Restricted equity securities	125	71	396	281
Interest-bearing deposits in financial institutions	163	79	551	276
Total interest income	13,124	12,007	51,515	45,395
Interest expense:
Interest-bearing deposits	608	393	2,447	1,489
Savings and money market accounts	827	719	3,188	2,859
Time deposits	694	518	2,445	2,085
Federal funds purchased	—	1	13	22
Securities sold under agreements to repurchase	—	—	—	1
Federal Home Loan Bank advances	477	196	1,559	475
Total interest expense	2,606	1,827	9,652	6,931
Net interest income	10,518	10,180	41,863	38,464
Provision for loan losses	(30)	70	12,870	2,829
Net interest income after provision for loan losses	10,548	10,110	28,993	35,635
Noninterest income:
Treasury management and other deposit service charges	419	303	1,516	1,108
Loan commitment fees	124	217	771	1,118
Net gain (loss) on sale of securities	(108)	—	(66)	121
Tri-Net fees	254	125	1,002	125
Mortgage banking income	1,621	2,033	6,238	7,375
Other noninterest income	426	276	1,447	1,237
Total noninterest income	2,736	2,954	10,908	11,084
Noninterest expense:
Salaries and employee benefits	5,411	5,185	20,400	20,461
Data processing and software	746	542	2,786	2,373
Professional fees	473	406	1,522	1,554
Occupancy	507	366	2,025	1,498
Equipment	467	443	2,071	1,743
Regulatory fees	234	348	1,111	1,091
Other operating	861	1,352	3,850	4,409
Total noninterest expense	8,699	8,642	33,765	33,129
Income before income taxes	4,585	4,422	6,136	13,590
Income tax expense	4,494	1,495	4,635	4,493
Net income	$91	$2,927	$1,501	$9,097
Per share information:
Basic net income per share of common stock	$0.01	$0.26	$0.13	$0.98
Diluted net income per share of common stock	$0.01	$0.23	$0.12	$0.81
Weighted average shares outstanding:
Basic	11,403,689	11,194,534	11,280,580	9,328,236
Diluted	12,938,288	12,787,677	12,803,511	11,212,026

This information is preliminary and based on company data available at the time of the presentation.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Selected Quarterly Financial Data (unaudited) (dollars in thousands, except share data)

Fourth Quarter 2017 Earnings Release

	Five Quarter Comparison
	12/31/17	9/30/17	6/30/17	3/31/17	12/31/16
Income Statement Data:
Net interest income	$10,518	$10,843	$10,571	$9,932	$10,180
Provision for loan losses	(30)	(195)	9,690	3,405	70
Net interest income after provision for loan losses	10,548	11,038	881	6,527	10,110
Treasury management and other deposit service charges	419	427	342	329	303
Loan commitment fees	124	223	187	236	217
Net gain (loss) on sale of securities	(108)	9	40	(6)	—
Tri-Net fees	254	367	297	84	125
Mortgage banking income	1,621	2,030	1,370	1,216	2,033
Other noninterest income	426	316	430	274	276
Total noninterest income	2,736	3,372	2,666	2,133	2,954
Salaries and employee benefits	5,411	5,119	4,784	5,086	5,185
Data processing and software	746	709	711	621	542
Professional fees	473	336	350	365	406
Occupancy	507	531	539	449	366
Equipment	467	564	544	496	443
Regulatory fees	234	270	301	307	348
Other operating	861	946	988	1,052	1,352
Total noninterest expense	8,699	8,475	8,217	8,376	8,642
Net income (loss) before income tax expense	4,585	5,935	(4,670)	284	4,422
Income tax (benefit) expense	4,494	1,516	(1,328)	(47)	1,495
Net income (loss)	$91	$4,419	$(3,342)	$331	$2,927
Weighted average shares - basic	11,403,689	11,279,364	11,226,216	11,210,948	11,194,534
Weighted average shares - diluted	12,938,288	12,750,423	12,740,104	12,784,117	12,787,677
Net income (loss) per share, basic	$0.01	$0.39	$(0.30)	$0.03	$0.26
Net income (loss) per share, diluted	0.01	0.35	(0.26)	0.03	0.23
Balance Sheet Data (at period end):
Cash and cash equivalents	$82,797	$69,789	$48,093	$60,039	$80,111
Securities available-for-sale	192,621	146,600	155,663	188,516	182,355
Securities held-to-maturity	3,759	45,635	46,458	46,855	46,864
Loans held for sale	74,093	53,225	73,573	35,371	42,111
Total loans	947,537	974,530	996,617	1,003,434	935,251
Allowance for loan losses	(13,721)	(14,122)	(12,454)	(13,997)	(11,634)
Total assets	1,344,429	1,338,559	1,371,626	1,381,703	1,333,675
Non-interest-bearing deposits	301,742	250,007	231,169	223,450	197,788
Interest-bearing deposits	818,124	841,488	889,816	934,545	930,935
Federal Home Loan Bank advances	70,000	95,000	105,000	75,000	55,000
Total liabilities	1,197,483	1,194,355	1,233,596	1,241,491	1,194,468
Shareholders' equity	$146,946	$144,204	$138,030	$140,211	$139,207
Total shares of common stock outstanding	11,582,026	11,346,498	11,235,255	11,218,328	11,204,515
Total shares of preferred stock outstanding	878,049	878,049	878,049	878,049	878,049
Book value per share of common stock	$11.91	$11.92	$11.48	$11.70	$11.62
Tangible book value per share of common stock *	11.37	11.36	10.93	11.14	11.06
Market value per common share	$20.77	$19.58	$17.74	$19.07	$21.96
Capital ratios:
Total risk based capital	12.50%	12.42%	11.51%	12.13%	12.60%
Tier 1 risk based capital	11.39%	11.28%	10.54%	11.01%	11.61%
Common equity tier 1 capital	10.68%	10.58%	9.86%	10.32%	10.90%
Leverage	10.75%	10.36%	9.77%	10.37%	10.46%

_____________________

*This metric is a non-GAAP financial measure.  See below for a reconciliation to the most directly comparable GAAP financial measure.

This information is preliminary and based on company data available at the time of the presentation.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Selected Quarterly Financial Data (unaudited) (dollars in thousands, except share data)

Fourth Quarter 2017 Earnings Release

	Five Quarter Comparison
	12/31/17	9/30/17	6/30/17	3/31/17	12/31/16
Average Balance Sheet Data:
Cash and cash equivalents	$64,850	$59,352	$62,002	$58,925	$66,758
Investment securities	202,818	207,926	227,431	237,084	226,033
Loans held for sale	66,311	67,886	34,690	28,359	52,483
Loans	956,441	991,238	1,028,968	974,350	938,887
Assets	1,329,621	1,367,993	1,393,331	1,340,237	1,324,620
Interest bearing deposits	827,733	857,344	882,722	933,328	942,923
Deposits	1,081,380	1,094,500	1,111,833	1,143,636	1,138,779
Federal Home Loan Bank advances	92,554	123,315	128,901	43,837	33,478
Liabilities	1,181,954	1,226,438	1,250,544	1,198,686	1,185,091
Shareholders' equity	$147,667	$141,556	$142,787	$141,551	$139,529
Performance Ratios:
Annualized return on average assets	0.03%	1.28%	(0.96)%	0.10%	0.88%
Annualized return on average equity	0.25%	12.38%	(9.39)%	0.95%	8.35%
Net interest margin	3.26%	3.26%	3.15%	3.12%	3.17%
Annualized Non-interest income to average assets	0.82%	0.98%	0.77%	0.65%	0.89%
Efficiency ratio	65.6%	59.6%	62.1%	69.4%	65.8%
Loans by Type (at period end):
Commercial and industrial	$373,248	$394,600	$406,636	$420,825	$379,620
Commercial real estate - owner occupied	101,132	103,183	97,635	92,213	106,735
Commercial real estate - non-owner occupied	249,490	263,595	288,123	268,742	195,587
Construction and development	82,586	79,951	62,152	74,007	94,491
Consumer real estate	102,581	100,811	99,751	99,952	97,015
Consumer	6,862	6,289	4,096	4,495	5,974
Other	$31,983	$26,460	$38,783	$43,983	$56,796
Asset Quality Data:
Allowance for loan losses to total loans	1.45%	1.45%	1.25%	1.39%	1.24%
Allowance for loan losses to non-performing loans	509%	446%	386%	103%	321%
Nonaccrual loans	$2,695	$3,165	$3,229	$13,624	$3,619
Troubled debt restructurings	1,206	1,222	1,239	1,256	1,272
Loans - 90 days past due & still accruing	231	27	15	-	-
Total non-performing loans	2,695	3,165	3,229	13,624	3,619
OREO and repossessed assets	-	-	-	-	-
Total non-performing assets	$2,695	$3,165	$3,229	$13,624	$3,619
Non-performing loans to total loans	0.28%	0.32%	0.32%	1.36%	0.39%
Non-performing assets to total assets	0.20%	0.24%	0.24%	0.99%	0.27%
Non-performing assets to total loans and OREO	0.28%	0.32%	0.32%	1.36%	0.39%
Annualized net charge-offs (recoveries) to average loans	0.15%	(0.75)%	4.38%	0.43%	(0.02)%
Net charge-offs (recoveries)	$372	$(1,863)	$11,233	$1,041	$(53)
Interest Rates and Yields:
Loans	4.54%	4.55%	4.29%	4.24%	4.32%
Securities	2.53%	2.40%	2.44%	2.37%	2.19%
Total interest-earning assets	4.06%	4.07%	3.85%	3.77%	3.74%
Deposits	0.78%	0.77%	0.70%	0.67%	0.57%
Borrowings and repurchase agreements	2.04%	1.81%	1.18%	1.30%	2.32%
Total interest-bearing liabilities	1.12%	1.08%	0.92%	0.85%	0.74%
Other Information:
Full-time equivalent employees	175	168	169	168	170

This information is preliminary and based on company data available at the time of the presentation.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Analysis of Interest Income and Expense, Rates and Yields (unaudited) (dollars in thousands)

Fourth Quarter 2017 Earnings Release

	For the Three Months Ended December 31,
	2017			2016
	Average Outstanding Balance	Interest Income/ Expense	Average Yield/ Rate	Average Outstanding Balance	Interest Income/ Expense	Average Yield/ Rate
Interest-Earning Assets
Loans (1)	$956,441	$10,950	4.54%	$938,887	$10,198	4.32%
Loans held for sale	66,311	716	4.28%	52,483	483	3.66%
Securities:
Taxable investment securities (2)	153,955	980	2.55%	172,771	923	2.14%
Investment securities exempt from federal income tax (3)	48,863	300	2.46%	53,262	317	2.38%
Total securities	202,818	1,280	2.53%	226,033	1,240	2.19%
Cash balances in other banks	52,988	163	1.22%	56,263	79	0.56%
Funds sold	2,989	15	2.04%	2,449	7	1.15%
Total interest-earning assets	1,281,547	13,124	4.06%	1,276,115	12,007	3.74%
Noninterest-earning assets	48,074			48,505
Total assets	$1,329,621			$1,324,620
Interest-Bearing Liabilities
Interest-bearing deposits:
Interest-bearing transaction accounts	$281,881	608	0.86%	$286,572	393	0.55%
Savings and money market deposits	346,639	827	0.95%	455,201	719	0.63%
Time deposits	199,212	694	1.38%	201,151	518	1.03%
Total interest-bearing deposits	827,732	2,129	1.02%	942,924	1,630	0.69%
Borrowings and repurchase agreements	92,554	477	2.04%	33,694	197	2.32%
Total interest-bearing liabilities	920,286	2,606	1.12%	976,618	1,827	0.74%
Noninterest-bearing deposits	253,647			195,856
Total funding sources	1,173,934			1,172,474
Noninterest-bearing liabilities	8,020			12,617
Shareholders’ equity	147,667			139,529
Total liabilities and shareholders’ equity	$1,329,621			$1,324,620
Net interest spread (4)			2.94%			3.00%
Net interest income/margin (5)		$10,518	3.26%		$10,180	3.17%

(1)	Average loan balances include nonaccrual loans. Interest income on loans includes amortization of deferred loan fees, net of deferred loan costs.
(2)	Taxable investment securities include restricted equity securities.
(3)	Balances for investment securities exempt from federal income tax are not calculated on a tax equivalent basis.
(4)	Net interest spread is the average yield on total average interest-earning assets minus the average rate on total average interest-bearing liabilities.
(5)	Net interest margin is net interest income divided by total average interest-earning assets and is presented in the table above on an annualized basis.

This information is preliminary and based on company data available at the time of the presentation.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Analysis of Interest Income and Expense, Rates and Yields (unaudited) (dollars in thousands)

Fourth Quarter 2017 Earnings Release

	For the Year Ended December 31,
	2017			2016
(Amounts in thousands)	Average Outstanding Balance	Interest Income/ Expense	Average Yield/ Rate	Average Outstanding Balance	Interest Income/ Expense	Average Yield/ Rate
Interest-Earning Assets
Loans (1)	$987,710	$43,531	4.41%	$888,541	$38,450	4.33%
Loans held for sale	49,466	2,070	4.19%	47,303	1,763	3.73%
Securities:
Taxable investment securities (2)	166,561	4,078	2.45%	176,977	3,729	2.11%
Investment securities exempt from federal income tax (3)	52,130	1,244	2.39%	47,353	1,158	2.45%
Total securities	218,691	5,322	2.43%	224,330	4,887	2.18%
Cash balances in other banks	49,990	551	1.10%	51,147	276	0.54%
Funds sold	2,518	41	1.63%	2,153	19	0.89%
Total interest-earning assets	1,308,375	51,515	3.94%	1,213,475	45,395	3.74%
Noninterest-earning assets	49,419			49,288
Total assets	$1,357,794			$1,262,763
Interest-Bearing Liabilities
Interest-bearing deposits:
Interest-bearing transaction accounts	$301,411	2,447	0.81%	$269,113	1,489	0.55%
Savings and money market deposits	378,640	3,188	0.84%	445,873	2,859	0.64%
Time deposits	194,892	2,445	1.25%	193,881	2,085	1.08%
Total interest-bearing deposits	874,943	8,080	0.92%	908,867	6,433	0.71%
Borrowings and repurchase agreements	98,289	1,572	1.60%	32,371	498	1.54%
Total interest-bearing liabilities	973,232	9,652	0.99%	941,238	6,931	0.74%
Noninterest-bearing deposits	232,687			189,270
Total funding sources	1,205,919			1,130,507
Noninterest-bearing liabilities	8,473			12,133
Shareholders’ equity	143,402			120,123
Total liabilities and shareholders’ equity	$1,357,794			$1,262,763
Net interest spread (4)			2.95%			3.00%
Net interest income/margin (5)		$41,863	3.20%		$38,464	3.17%

(1)	Average loan balances include nonaccrual loans. Interest income on loans includes amortization of deferred loan fees, net of deferred loan costs.
(2)	Taxable investment securities include restricted equity securities.
(3)	Balances for investment securities exempt from federal income tax are not calculated on a tax equivalent basis.
(4)	Net interest spread is the average yield on total average interest-earning assets minus the average rate on total average interest-bearing liabilities.
(5)	Net interest margin is net interest income divided by total average interest-earning assets and is presented in the table above on an annualized basis.

This information is preliminary and based on company data available at the time of the presentation.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Non-GAAP Financial Measures (unaudited) (dollars in thousands)

Fourth Quarter 2017 Earnings Release

	Three Months Ended		Year Ended
	December 31,		December 31,
	2017	2016	2017	2016
Average Tangible Equity:
Average Total shareholders' equity	$147,667	$139,529	$143,402	$120,123
Less: average intangible assets	(6,248)	(6,298)	(6,265)	(6,318)
Average Tangible equity	$141,419	$133,231	$137,137	$113,805

Average Tangible Common Equity:
Average tangible equity	$141,419	$133,231	$137,137	$113,805
Less: average preferred equity	(9,000)	(9,000)	(9,000)	(14,533)
Average tangible common equity	$132,419	$124,231	$128,137	$99,272

Annualized Return on Average Tangible Common Equity (ROATCE):
Average tangible common equity	$132,419	$124,231	$128,137	$99,272
Net income	$91	$2,927	$1,501	$9,097
Annualized return on average tangible common equity (ROATCE)	0.27%	9.37%	1.17%	9.16%

	12/31/17	12/31/16
Tangible Equity:
Total shareholders' equity	$146,946	$139,207
Less: intangible assets	(6,242)	(6,290)
Tangible equity	$140,704	$132,917

Tangible Common Equity:
Tangible equity	$140,704	$132,917
Less: preferred equity	(9,000)	(9,000)
Tangible common equity	$131,704	$123,917

Tangible Book Value per Share of Common Stock:
Tangible common equity	$131,704	$123,917
Total shares of common stock outstanding	11,582,026	11,204,515
Tangible book value per share of common stock	$11.37	$11.06

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Non-GAAP Financial Measures (unaudited) (dollars in thousands)

Fourth Quarter 2017 Earnings Release

	Three Months Ended		Year Ended
	December 31,		December 31,
	2017	2016	2017	2016
Adjusted Net Income:
Reported net income	$91	$2,927	$1,501	$9,097
Impact of tax reform*	(3,562)	—	(3,562)	—
Adjusted net income	$3,653	$2,927	$5,063	$9,097

Adjusted Diluted Net Income per Share of Common Stock:
Reported diluted net income per share of common stock	$0.01	$0.23	$0.12	$0.81
Impact of tax reform*	(0.27)	—	(0.28)	—
Adjusted diluted net income per share of common stock	$0.28	$0.23	$0.40	$0.81

Adjusted Return on Average Assets (ROAA):
Reported ROAA	0.03%	0.88%	0.11%	0.72%
Impact of tax reform*	(1.06)%	—	(0.26)%	—
Adjusted ROAA	1.09%	0.88%	0.37%	0.72%

* As a result of the Tax Cuts and Jobs Act of 2017, which included a Federal corporate tax rate change from 35% to 21%, we revalued our deferred tax assets, which resulted in a $3.6 million increase in income tax expense for 2017.  The adjusted non-GAAP amounts and ratios above have excluded the impact of this transaction.